SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            SAN JUAN FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
             --------- -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[  ]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration No.:

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    3) Filing Party:

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    4) Date Filed:

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1

                            SAN JUAN FINANCIAL, INC.
                              1240 India St. #1907
                              San Diego, Ca. 92101



                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

To the Shareholders of San Juan Financial, Inc.:

         Notice is hereby given that a special meeting of the shareholders of the Company will be held at 1624 Washington St., Denver, Colorado 80203 on ____________, 2005 at l0:00 a.m., for the following purposes:

        (1)to forward split the Company's common stock on a 10-for-1 basis.

        (2) to change the name of the Company to the Cookie Company of America, Inc.

            to transact such other business that may properly come before the meeting.

The special meeting of shareholders is being called by the Company's Board of Directors. The Board of Directors has fixed the close of business on February __, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of February __, 2005, the Company had 263,000 outstanding shares of common stock.


                                          SAN JUAN FINANCIAL, INC
February __, 2005


                                         Mark W. Moniak, Chief Executive Officer




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                            SAN JUAN FINANCIAL, INC.
                              1240 India St. #1907
                              San Diego, Ca. 92101
                              Phone: (619) 992-7192

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on ___________, 2005, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on this page or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about _________, 2005.

      Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the proposals described on the accompanying notice of the special meeting. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of February __, 2005, the record date established for the meeting, the Company had 263,000 outstanding shares of common stock.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officers and directors and those shareholders owning more than 5% of the Company's common stock as of February __, 2005.



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                                       Shares of
Name and Address                      Common Stock      Percent of Class

Mark W. Moniak                          200,000                 76%
1240 India St. #1907
San Diego, Ca. 92101

All Officers and Directors              200,000                 76%
  as a group (1 person)


                               FORWARD STOCK SPLIT

      The Company's common stock is not publicly traded. Although the Company plans to take the necessary steps to have its common stock listed on the OTC Bulletin Board, the Company believes that the number of its outstanding shares (263,000) is too small for an efficient public market to develop.

      Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to forward split the shares of the Company's common stock such that each outstanding share would be automatically converted into ten shares of common stock.

      As of the date of this proxy statement, the Company had approximately 34 shareholders of record. The forward stock split would not eliminate any shareholders. After the forward stock split the Company would continue to be registered under Section 12(g) of the Securities Act of 1933.

      If the forward split is approved by the Company's shareholders the Company will have approximately 2,630,000 outstanding shares of common stock. Any fractional shares resulting from the forward stock split will be rounded to the nearest whole share.

      The Company's shareholders should note that, even if the forward stock split is approved, there is no assurance that the Company's shares will ever be publicly traded.

                            CHANGE IN COMPANY'S NAME

      The Company was incorporated in Colorado on June 6, 1989. Following its formation, the Company was inactive until April 2000, when the Company decided to become involved in financial institutions and service the loans on behalf of the financial institutions. During the nine onths ended September 30, 2001 the Company discontinued its efforts to become involved in the mortgage business and since then the Company has not been active. As explained in its 10-KSB report for the year ended December 31, 2003, the Company is attempting to acquire another business.

      The Company is in preliminary discussions to acquire the Cookie Company of America. Although the Company does not have any definitive agreement relating to

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this acquisition, the Company's Board of Directors believes the Company's name should officially be changed to the "Cookie Company of America, Inc.".

      The Company's shareholders will not be requested to approve the acquisition of the Cookie Company of America or the acquisition of any other corporation. Any acquisition by the Company of any corporation will be approved by the Company's director in his sole discretion.

                               TEXT OF AMENDMENTS

      A copy of the proposed amendments to the Company's Articles of Incorporation is attached.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

       The Company's Annual Report on Form 10-KSB for the year ending December 31, 2003, and its quarterly report on Form 10-QSB for the three months ended September 30, 2004, will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

    Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending December 31, 2004 must be received by the Secretary of the Company no later than June 30, 2005.

                                     GENERAL

    The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

    The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the special meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

    Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.



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                            SAN JUAN FINANCIAL, INC.


                This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held ____________, 2005, 10:00 A.M. local time, at 1624 Washington St., Denver, Colorado 80203, and hereby appoints Mark W. Moniak, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1) To approve the forward split of the Company's common stock on a 10-for-1 basis.


                         / / FOR / / AGAINST / / ABSTAIN

(2) To change the name of the Company to the Cookie Company of America, Inc.


                         / / FOR / / AGAINST / / ABSTAIN

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 and 2.

                                            Dated this day of __, 2005.




                                                          (Signature)

                                            --------------------------------
                                                           (Signature)

                                            Please sign your name exactly as it
                                            appears on your stock certificate.
                                            If shares are held jointly, each
                                            holder should sign. Executors,
                                            trustees, and other fiduciaries
                                            should so indicate when signing.

                                            Please Sign, Date and Return this
                                            Proxy so that your shares may be
                                            voted at the meeting.


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                     AMENDMENT TO ARTICLES OF INCORPORATION



o Article I is amended in its entirety to read as follows:

            The name of Corporation shall be the Cookie Company of America, Inc.

o The following section is added to Article IV:

      7. On the date these Articles of Amendment are filed with the Colorado Secretary of State, each outstanding share of common stock shall be converted into ten shares of common stock.